                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):   May 7, 2001

                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

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

         DELAWARE                       1-7882                    94-1692300
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

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             One AMD Place,
             P.O. Box 3453
         Sunnyvale, California                                    94088-3453
         ---------------------                                    ----------
(address of principal executive offices)                          (Zip Code)


Registrant's telephone number,
 including area code:                                           (408) 732-2400
                                                                --------------

                                  Page 1 of 4
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Item 5.  Other Events.
-------  -------------

     Advanced Micro Devices, Inc. ("AMD") announced today that it will redeem all of its outstanding 6% Convertible Subordinated Notes due 2005 (the "Notes") on May 21, 2001. The full text of the press release is set forth in Exhibit
99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

     Number        Exhibit
     ------        -------

     99.1    Press release dated May 7, 2001.

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  May 9, 2001                    By: /s/ Robert J. Rivet
                                          -------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                       3
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                                 Exhibit Index
                                 -------------


     Number     Exhibit
     ------     -------
      99.1    Press release dated May 7, 2001.

                                       4